Certification Pursuant To 18 U.S.C. Section 1350 As

Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

I, David Ellison, President and Chief Investment Officer of the FBR American Gas Fund, Inc., certify that (i) the Form N-CSR for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the FBR American Gas Index Fund, Inc

Date:	12/30/03

/s/ David Ellison
David Ellison President and Chief Investment Officer FBR American Gas Index Fund, Inc.

Certification Pursuant To 18 U.S.C. Section 1350 As

Adopted Pursuant To Section 906 Of The Sarbanes-Oxley Act of 2002

I, Susan L. Silva, Vice President and Controller of the FBR American Gas Index Fund, Inc., certify that (i) the Form N-CSR for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form N-CSR for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the FBR American Gas Index Fund, Inc

Date:	12/30/03

/s/ Susan L.Silva
Susan L. Silva Vice President and Controller FBR American Gas Index Fund, Inc.